UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         October 28, 2008

Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland	001-13777	11-3412575
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On October 28, 2008, Getty Realty Corp. announced its preliminary financial results for the quarter and nine months ended September 30, 2008.

A copy of the press release announcing these preliminary financial results is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number	Description
99.1	Press Release, dated October 28, 2008, issued by Getty Realty Corp.

The information contained in Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: October 28, 2008	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 99.1	Press Release, dated October 28, 2008, issued by Getty Realty Corp.